SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): April 15, 1997

                          Onyx Acceptance Grantor Trust 1997-1
 ------------------------------------------------------------------------------
                          (Issuer with respect to Certificates)

                          Onyx Acceptance Financial Corporation
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Its Charter)

Commission File Number

333-22301                                                    (I.R.S. Employer
                                                             Identification No.)
                                                             33-0639768

State or other jurisdiction of
incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
8001 Irvine Center Drive, 6th Floor
Irvine, Ca. 92618
714 450-5500





Item 5.  Other Events

         On behalf of the Onyx Acceptance Grantor Trust 1997-1, (the"Trust"), a trust created pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 with Onyx Acceptance Financial Corporation as registrant and seller and Onyx Acceptance Corporation as servicer, and Bankers Trust Company of New York, as trustee, the registrant has caused to be filed with the Commission, the April 1997 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx Acceptance Grantor Trust 1997-1 and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Certificateholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No.

         19 Monthly Distribution Date Statement of the Onyx Acceptance Grantor Trust 1997-1 for the month of April 1997.

                                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation
         REGAN E. KELLY
By:_____________________________________________________
         Regan E. Kelly    Executive Vice President
Date: April 25, 1997
         DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy               Executive Vice President
Date: April 25, 1997






                                                    EXHIBIT 19


Onyx Acceptance Grantor Trust 1997-1                 Distribution Date Statement
6.55% Auto Loan Pass-Through Certificates                              25-Apr-97

Collection Period Beginning on:                                03/01/97
Collection Period Ending on:                                   03/31/97
Distribution Date:                                             04/15/97

       1 Original Pool Balance                                                                        $90,000,000.00
       2 Collection Period Beginning Pool Balance                                                     $90,000,000.00
       3 Collection Period Beginning Pool Balance Factor                                                        1.000000

         Computation of Collection Account Amounts Available for Distribution
       4 Total Collections from Obligors                       01-Mar-to                    31-Mar-97  $4,612,565.18
       5 Full Prepayments through first 5 business days of current month (Precompute only)                257,683.24
       5aFull Prepayments through first 5 business days of current month (Simple interest  only)          321,843.04
       6 Full Prepayments included in Prior Collection Period (Precompute only)                                 0.00
       6aFull Prepayments included in Prior Collection Period (Simple Interest only)                            0.00
       7 Partial Prepayments deposited to PayAhead Acct                                                   305,891.63
       8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                    0.00
       9 Yield Supplement Amount to be Deposited to Collection Account                                     79,659.12
      10 Net Liquidation Proceeds on Defaulted Contracts       01-Mar-to                    31-Mar-97           0.00
      11 Net Liquidation Proceeds first 5 business days of current month                                        0.00
      12 Net Liquidation Proceeds included in Prior Collection Period                                           0.00
      13 Net Insurance Proceeds                                                                                 0.00
      14 Net Insurance Proceeds first 5 business days of current month                                          0.00
      15 Net Insurance Proceeds included in Prior Collection Period                                             0.00
      16 Aggregate Amount of Repurchased Contracts                                                              0.00
      17 Reinvestment Earnings on Funds in Collection Acct     01-Mar-to                    31-Mar-97       3,795.56
                                                                                                            --------

      18 Collection Account Amounts Available  (4+5+5a-6-6a-7+8+9+10+11-12+13+14-15+16+17)             $4,969,654.51

         Computation of Certificate Ending Pool Balance
      19 Collection Period Beginning Pool Balance                                                     $90,000,000.00
      20 Scheduled Principal Decline (recomputed actuarial) Precompute contracts only                     718,602.59
      20aPrincipal Collected: Payments only - Simple Interest contracts                                   452,851.19
      20bPrincipal Collected: Full Prepayments - S.I.  through 01-Mar-to                    31-Mar-97     927,956.60
      20cFull Prepayments through first 5 business days of current month: Simple Interest only            321,843.04
      21 Full Prepayments: Precompute only through month end   01-Mar-to                    31-Mar-97   1,527,901.13
      22 Full Prepayments through first 5 business days of current month: Precompute only                 257,683.24
      23 Defaulted Contracts  (Liquidated Proceeds received)   01-Mar-to                    31-Mar-97           0.00
      23aDefaulted Contracts  (Liquidated Proceeds received) thru 1st 5 business days of current month          0.00
      24 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                              0.00
      24aDefaulted Contracts  (4 or more periods.Liquidated Proceeds not received) thru 1st 5 bus. days of curr 0.00
      25 Repurchased Contracts                                                                                  0.00

      26 Certificate Ending Pool Balance (19-20-20a-20b-21-22-23-23a-24-24a-25)                       $85,793,162.21
         Certificate Ending Balance Pool Factor                                                                 0.953257

      27 Principal Distribution Amount  (19-26)                                                        $4,206,837.79

         Distributions From Collection Account
      28 Principal Distribution Amount                                                                 $4,206,837.79
      29 Interest Distribution Amount  (6.55% / 1Priced Flat: First Period deduct 10 days interest        327,500.00
      30 Servicing Fee Payable to Servicer (1.0% / 12)                                                     75,000.00
      31 Surety Fee Payable to Surety (0.20% / 360 * Days in Collection Period)                            15,500.00
      31aReinsurance Fee Payable to Surety (2.50%/360 * Days in period * lesser of $1,800,000 or 41-43)     3,875.00
      32 Reinvestment Earnings Payable to Finco                                                             3,795.56

      33 Total Distributions from Collection Account   (28+29+30+31+31a+32)                            $4,632,508.35

      34 Total Excess Spread Available for Deposit to Spread Account   (18-33)                           $337,146.16

         Spread Account Reconciliation
      35 Initial Deposit                                                                                     $100.00
      36 Deposits to Spread Account Prior Collection Periods                                                   $0.00
      37 Deposit to Spread Account this Collection Period    (34)                                        $337,146.16
      38 Reinvestment Earnings on Funds in Spread Acct         01-Mar-to                    31-Mar-97          $0.00
      39 Draws from Spread Account Prior Periods                                                               $0.00
                                                                                                               -----

      40 Spread Account Balance     (35+36+37+38-39)                                                     $337,246.16

      41 Required Spread Account Balance     (Max of 6% x (26) or 2% x (1) )                           $5,147,589.73
      42 Draws from Spread Account this Collection Period   ((40 - 41) if positive, 0 otherwise)               $0.00
      43 Spread Account Balance net of Draws this Collection Period    (40 - 42)                         $337,246.16

         Delinquency Statistics
      44 Number of Accts Delinquent 30 - 59 Days                                                               34
      45 Number of Accts Delinquent 60 - 89 Days                                                                0
      45aNumber of Accts Deliquent 90 Days and Over                                                             0
                                                                                                                -
      46 Total Number of Delinquent Accounts 30 Days and Over                                                  34

      47 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                                $431,186
      48 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                                    $0
      48aAggregate Net Outstanding Balance of Delinquent Loans 90 days and over                                $0
                                                                                                               --
      49 Total Aggregate Net Outstanding Balance of Delinquent Loans   (44 + 45)                         $431,187

      50 Policy Claim Amount                                                                                   $0.00

         Repossession Statistics
      51 Number of Accounts in Repo Inventory @ Beginning of Collection Period                                  0
      52 Number of Accounts Repossessed During Collection Period                                                3
      53 Number of Repo'd Accounts Sold or Reinstated During Collection Period                                  1
                                                                                                                -
      54 Number of Accounts in Repo Inventory @ End of Collection Period                                        2

      55 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Period      $0.00
      56 Aggregate Net Outstanding Balance of Accounts Repossessed During Month                            25,824.54
      57 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month                (3,407.21)
      58 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period       $29,231.75


         Yield Supplement Account  Balance
      59 Initial Deposit                                                                                  $79,659.12
      60 Draws from Yield Supplement to Collection Account                                                $79,659.12
                                                                                                          ----------

      61 Yield Supplement Account  Balance                                                                     $0.00

         Accounts Outstanding
      62 Original Accounts Outstanding                                                                      7,318
      63 Remaining Number of Accounts Outstanding @  End of Collection Period                               7,110

         Net Yield
      64 Interest Collected on Contracts                                                                  759,021.16
      65 Interest Collected on Contracts - Prior Collection Period                                              0.00
      66 Interest Collected on Contracts - Two Collection Periods Ago                                           0.00
      67 Liquidated Contract Balances (less Liquidation proceeds)                                               0.00
      68 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period                     0.00
      69 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago                  0.00
      70 Interest Paid to Certificate Holders                                                             327,500.00
      71 Interest Paid to Certificate Holders - Prior Collection Period                                         0.00
      72 Interest Paid to Certificate Holders - Two Collection Periods Ago                                      0.00
      73 Servicing Fees Paid to Servicer                                                                  $75,000.00
      74 Servicing Fees Paid to Servicer -  Prior Collection Period                                            $0.00
      75 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                          $0.00
      76 Certificate Ending Pool Balance                                                              $85,793,162.21
      77 Certificate Ending Pool Balance - Prior Collection Period                                             $0.00
      78 Certificate Ending Pool Balance - Two Collection Periods Ago                                          $0.00

      79 Net Yield                                                                                              4.99%

         A.P.R. of Trust Contracts
      80 Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                                     13.86%
      81 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period                 13.90%


         Credit Losses
      82 Gross Credit Losses during Collection Period  (23+23a+24+24a)                                         $0.00
      83 Recoveries during Collection Period  (10+11-12)                                                        0.00
                                                                                                                ----

      84 Net Credit Losses during Collection Period   (82-83)                                                  $0.00

      85 Cumulative Net Credit Losses                                                                          $0.00
      86 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (85 / 1)                     0.00%

      87 Net Charge-off Percentage - Current Collection Period - (Annualized)                                   0.00%
      88 Charge-off Percentage -  Average of last 3 Collection Periods                                          0.00%

      89  Repos  in  Inventory  delinquent  30  to 60  days  ($)  $12,380.00  90
      Delinquent  Contract  Percentage  ($  past  due  60  days  or  more + repo inventory past due 30 to 60 days) 0.01% 91 Delinquency Percentage (3 month rolling avg) 0.00%

      92 Remaining Weighted Average Maturity (Months)                                                          55.7






         I certify that the computations reflected above for the collection 31-Mar-97ded are accurate and have been prepared in accordance with the Pooling and Servicing Agreement dated March 1, 1997.

                    DON P. DUFFY                       APRIL 15, 1997
         By :   _________________________________Date:  _______________

         Name: Don Duffy
         Title:  Executive Vice President